EXHIBIT 10.1

THIRD AMENDMENT TO
SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT
AND CONSENT AGREEMENT

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT AND CONSENT AGREEMENT, dated to be effective as of September 4, 2015 (this “Agreement”) is made among CONN’S, INC., a Delaware corporation (the “Parent”), CONN APPLIANCES, INC., a Texas corporation (“CAI”), CONN CREDIT I, LP, a Texas limited partnership ( “CCI”), CONN CREDIT CORPORATION, INC., a Texas corporation (“CCCI”, together with CAI and CCI, individually, a “Borrower” and collectively, the “Borrowers”), the banks and other financial institutions identified as “Lenders” on the signature pages hereof (the “Lenders”) and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for the Lenders (“Agent”).
Background
A.    Parent, Borrowers, Agent and Lenders have entered into a Second Amended and Restated Loan and Security Agreement, dated as of September 26, 2012 (as amended, modified or supplemented from time to time, the “Loan Agreement”). All capitalized terms used and not otherwise defined in this Agreement are used as defined in the Loan Agreement.
B.    Parent, Borrowers, Agent and Required Lenders have agreed to amend certain provisions of the Loan Agreement as more specifically set forth herein.
C.    Upon request by Parent and Borrowers, Agent and Required Lenders have agreed to provide their consent to the sale of all or substantially all of the portfolio of Contracts of CCI to a subsidiary of Parent for the purpose of obtaining a securitization facility supported by such Contracts.
NOW THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, Parent, Borrowers, Agent and Lenders hereto hereby agree as follows:
Agreement
1.Amendment.

(a)The definition of “2015 ABS Facility” is hereby added to Section 1.1 of the Loan Agreement in alphabetical order to read as follows:

2015 ABS Facility: that certain Permitted ABS Transaction entered into by Parent and its Subsidiaries as set forth in that certain Third Amendment to Second Amended and Restated Loan and Security Agreement and Consent Agreement dated as of September 4, 2015 by and among Parent, Borrowers, Lenders and Agent.
(b)The definition of “Permitted Redemption/Repurchase” is hereby added to Section 1.1 of the Loan Agreement in alphabetical order to read as follows:

Permitted Redemption/Repurchase: repurchase by Parent of its Equity Interests and redemption of the notes issued under the HY Note Facility by Parent and Borrowers using the cash proceeds of the 2015 ABS Facility so long as: (i) at the time of such repurchase or redemption and immediately after giving effect thereto, no Default or Event of Default exists, (ii) such repurchase or redemption is made within the 6 month period commencing on the closing of the 2015 ABS Facility, and (iii) the aggregate amount of such redemptions and repurchases at no time exceeds $75,000,000.
(c)The definition of “Cash Recovery Percent” as set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Cash Recovery Percent: the percent, calculated as of the end of the last day of each month, equal to the amount determined by dividing (i) the actual Gross Cash Collections received by Borrowers from payments made by Contract Debtors during the previous three (3) months by (ii) the sum of the Gross Contract Payments outstanding as of the beginning of the first day of each of the previous three (3)

months. The Cash Recovery Percent shall be calculated based on the lower of (x) the Cash Recovery Percent determined based on the portfolio of Contracts subject to Agent’s Lien pursuant to the Security Documents, and (y) the Cash Recovery Percent determined based on the combined portfolio of Contracts subject to Agent’s Lien pursuant to the Security Documents as well as those Contracts subject to the Existing Securitization Facility and any other Permitted ABS Transaction; provided however, that for a one-time period of 6 months after the closing of the 2015 ABS Facility, the Cash Recovery Percent shall be determined based on the combined portfolio of Contracts subject to Agent’s Lien pursuant to the Security Documents as well as those Contracts subject to the 2015 ABS Facility.
(d)The definition of “Fixed Charges” as set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Fixed Charges: without double counting, the sum of interest expense (other than payment-in-kind and original issue discount), scheduled/amortized principal payments made on Borrowed Money, un-scheduled principal payments made on Borrowed Money (other than payments on account of the Obligations, any other revolving Debt permitted hereunder), book rent expense, cash income taxes paid, and Distributions made, excluding amortization of closing costs and expenses incurred in connection with the Loan Documents, Existing Securitization Facility, a Permitted ABS Transaction, and excluding any amounts used to consummate a Permitted Redemption/Repurchase.
(e)The definition of “Leverage Ratio” as set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Leverage Ratio: the ratio, determined as of the end of any Fiscal Quarter for the Parent and its Subsidiaries, on a consolidated basis, of (a) the result of (x) all items that would be included as liabilities on a balance sheet in accordance with GAAP as of the last day of such Fiscal Quarter, minus (y) Qualified Cash as of such date of measurement, to (b) Tangible Net Worth as of the last day of such Fiscal Quarter.
(f)The definition of “Permitted Distribution” as set forth in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Permitted Distribution: (a) Distributions declared and made by Parent or any of its Subsidiaries solely for the purpose of making, or permitting Parent to make, payments on account of obligations owed under the HY Note Facility (including the Permitted Redemption/Repurchase) which payments are permitted to be made under Section 10.2.8(c), and (b) other Distributions declared and made by Parent or any Borrower which are approved by Parent’s board of directors so long as (i) immediately before and after giving effect thereto, (A) no Default or Event of Default exists, (B) Availability is not less than the greater of (x) $75,000,000 and (y) 15% of the Borrowing Base in effect at the time of measurement, and (C) Fixed Charge Coverage Ratio is greater than 1.35:1.00, and (ii) projected Fixed Charge Coverage Ratio for the succeeding 6-month period after giving effect to declaring and making any such Distribution is greater than 1.35:1.00; provided, that the Availability requirement under clause (B) shall not be applicable to a Distribution made for the repurchase of Parent’s Equity Interests pursuant to a Permitted Redemption/Repurchase.
(g)The definition of “Qualified Cash” is hereby added to Section 1.1 of the Loan Agreement in alphabetical order to read as follows:

Qualified Cash: as of any date of determination, the aggregate amount of unrestricted cash of Borrowers that (a) is subject to a first priority Lien in favor of Agent for the benefit of Secured Parties, and (b) is subject to a Deposit Account Control Agreement, in form and substance reasonably satisfactory to Agent.
(h)Section 6.2(f) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(f) (i) After giving effect to the funding of any Revolver Loan, issuance of any Letters of Credit or granting of any other accommodation to or for the benefit of the Borrowers, Borrowing Availability shall be in an amount greater than zero, and (ii) prior to giving effect to the funding of any Revolver Loan, Qualified Cash shall be in an amount less than $100,000,000.

(i)Section 10.2.8(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(c)    Make any principal payments (whether voluntary or mandatory, or a prepayment, redemption, repurchase, retirement, defeasance or acquisition) with respect to the HY Note Facility unless immediately before and after giving effect to any such repayment (i) no Default or Event of Default exists and (ii) Availability exceeds the greater of (x) $92,500,000 and (y) 12.5% of the Borrowing Base then in effect; provided, that the Availability requirement under clause (ii) shall not be applicable to a Permitted Redemption/Repurchase of the HY Note Facility.
2.Consent.

(a)Parent and Borrowers have informed Agent and Lenders that Parent and Borrowers intend to enter into a securitization transaction whereby pursuant to a one-time transaction, CCI will sell substantially all of its portfolio of Contracts to a Securitization Subsidiary which will directly or indirectly enter into a securitization facility with the securitization investors for the purpose of financing the purchased Contracts (“Proposed ABS Facility”). As set forth in the Loan Agreement, Borrowers and their Subsidiaries are not permitted to enter into a securitization facility without the consent of Agent and Required Lenders. Lenders party hereto hereby consent to the Proposed ABS Facility and agree that such facility will be deemed a Permitted ABS Transaction subject to the satisfaction of the conditions set forth in clause (b), below.

(b)In each case the consent, waiver and agreement set forth in clause (a) above is subject to:

(i)No Default or Event of Default shall exist prior to or immediately after giving effect to the consummation of the Proposed ABS Facility;

(ii)The net proceeds of the Proposed ABS Facility will be used to repay all Revolver Loans in full and for other general corporate purposes;

(iii)The Proposed ABS Facility satisfies all of the conditions of a Permitted ABS Transaction (other than the consent of Required Lenders);

(iv)Agent has reviewed and approved the structure and all documents related to the Proposed ABS Facility and such structure and documents are consistent with the Confidential Preliminary Term Sheet attached hereto as Exhibit A;

(v)Borrowers deliver to Agent (x) the draft documents evidencing the Proposed ABS Facility (“ABS Documents”) within 5 Business Days (or such shorter period of time as reasonably acceptable to Agent) prior to the consummation of the Proposed ABS Facility, (y) the substantially final ABS Documents within 1 Business Day prior to the consummation of the Proposed ABS Facility and (z) a copy of the final executed ABS Documents contemporaneous with the consummation of the Proposed ABS Facility, all of which shall be in form and substance reasonably satisfactory to Agent; and

(vi)Immediately prior to the consummation of the Proposed ABS Facility, Borrowers deliver to Agent an updated Borrowing Base Certificate giving pro forma effect to the consummation of the Proposed ABS Facility.

(c)The consents, waivers and agreements set forth above shall be effective only in this specific instance and for the specific purpose for which they are given, and such consents, waivers and agreements shall not entitle Parent or Borrowers to any other or further consent or waiver in any similar or other circumstances. The consents, waivers and agreements set forth above shall be limited precisely as written and shall not be deemed to (i) be a waiver or modification of any other term or condition of the Loan Agreement or any other Loan Document or (ii) prejudice any right or remedy which Agent or any Lender may now have or may have in the future under or in connection with the Loan Agreement or any Loan Document.

3.Representations and Warranties; No Default. Each of the Parent and the Borrowers, hereby represents and warrants as of the effectiveness of this Agreement that:

(a)no Default or Event of Default exists; and

(b)its representations and warranties set forth in Section 9 of the Loan Agreement are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date).

4.Effectiveness. This Agreement (and the consents and waivers set forth herein) shall become effective, as of the date first set forth above upon receipt by Agent of:

(a)Executed counterparts hereof from Parent, the Borrowers and each of the Required Lenders;

(b)Certificates, in the form of Exhibit B attached to the Loan Agreement, from a knowledgeable Senior Officer of Parent and each Borrower;

(c)A certificate of a duly authorized officer of each Obligor, certifying (i) that attached copies of such Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Loan Documents is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (iii) to the title, name and signature of each Person authorized to sign the Loan Documents;

(d)A reaffirmation of its obligations under the Guaranty, duly executed by each Guarantor; and

(e)An amendment fee for the account of each Lender that executes and delivers a signature page hereto to Agent on or before 12:00 noon (Pacific time) on September 3, 2015 (each such Lender, a “Consenting Lender”, and collectively, the “Consenting Lenders”), in an amount equal to ten (10) basis points on the aggregate Revolver Commitments of such Consenting Lender.

5.Binding Effect; Ratification

(a)Upon the effectiveness of this Agreement and thereafter this Agreement shall be binding on Agent, Parent, Borrowers and Lenders and their respective successors and assigns.

(b)On and after the execution and delivery hereof, this Agreement shall be a part of the Loan Agreement and each reference in the Loan Agreement to “this Loan Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Loan Document to the Loan Agreement shall mean and be a reference to such Loan Agreement as amended hereby.

(c)Except as expressly amended hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

6.Miscellaneous. (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS. EACH OF THE PARTIES TO THIS AGREEMENT AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER LOS ANGELES COUNTY, CALIFORNIA IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO THIS AGREEMENT OR ANY LOAN DOCUMENT AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

(b)All reasonable costs and expenses incurred by Agent in connection with this Agreement (including reasonable attorneys’ costs) shall be paid by the Borrowers.

(c)Headings used herein are for convenience of reference only and shall not affect the meaning of this Agreement.

(d)This Agreement may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
PARENT:

CONN’S, INC.,
a Delaware corporation

By: /s/ Michael J. Poppe
Name:    Michael J. Poppe

Title:	Executive Vice President and Chief Operating Officer

BORROWERS:

CONN APPLIANCES, INC.,
a Texas corporation

By: /s/ Michael J. Poppe
Name:    Michael J. Poppe

Title:	Executive Vice President and Chief Operating Officer

CONN CREDIT I, LP,
a Texas limited partnership

By:    Conn Credit Corporation, Inc.,
a Texas corporation,
its sole general partner

By: /s/ Michael J. Poppe
Name:    Michael J. Poppe

Title:	Executive Vice President and Chief Operating Officer

CONN CREDIT CORPORATION, INC.,
a Texas corporation

By: /s/ Michael J. Poppe
Name:    Michael J. Poppe

Title:	Executive Vice President and Chief Operating Officer

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,
as Agent and Lender

By: /s/ Carlos Gil
Name: Carlos Gil
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.

By: /s/ Jennifer Heard
Name:     Jennifer Heard
Title: Authorized Officer

REGIONS BANK

By: /s/ Eric Krimm
Name:     Eric Krimm
Title: Vice President

MUFG UNION BANK, N.A.

By: /s/ Nadia Mitevska
Name: Nadia Mitevska
Title: Vice President

COMPASS BANK

By: /s/ Michael Sheff
Name:     Michael Sheff
Title: SVP

AMEGY BANK

By: /s/ Mark L. Wayne
Name:     Mark L. Wayne
Title: SVP

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By: /s/ Daniel McCarthy
Name: Daniel McCarthy
Title: VP

SYNOVUS BANK

By: /s/ David W. Bowman
Name:     David W. Bowman
Title: Director

WHITNEY BANK

By: /s/ Katie Sandoval
Name:     Katie Sandoval
Title: Senior Vice President

AMALGAMATED BANK

By: /s/ Michael LaManes
Name:     Michael LaManes
Title: First Vice President

MB FINANCIAL BANK, N.A.

By: /s/ Pavo Hrkac
Name: Pavo Hrkac
Title: AVP

CATHAY BANK

By: /s/ Humberto Campos
Name: Humberto Campos
Title: Vice President

ISRAEL DISCOUNT BANK OF NEW YORK

By: /s/ Dionne S. Rice
Name: Dionne S. Rice
Title: First Vice President

By: /s/ Richard Miller
Name: Richard Miller
Title: Senior Vice President

GREEN BANK, N.A.

By: /s/ Glen R. Bell
Name: Glen R. Bell
Title: Executive Vice-President

CITY NATIONAL BANK

By: /s/ David Knoblauch
Name:     David Knoblauch
Title: SVP

BOKF, NA dba Bank of Texas

By: /s/ Marian Livingston
Name: Marian Livingston
Title: Senior Vice President